Exhibit 10.34

ENDORSEMENT NO. 1

to the

PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS

REINSURANCE CONTRACT

between

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

MILBANK INSURANCE COMPANY

STATE AUTO NATIONAL INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF WISCONSIN

FARMERS CASUALTY INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF OHIO

MERIDIAN SECURITY INSURANCE COMPANY

MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY

STATE AUTO FLORIDA INSURANCE COMPANY

(the “Company”)

and

STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

(the Subscribing “Reinsurer”)

IT IS HEREBY AGREED, effective November 9, 2005, that ARTICLE V, AMOUNT OF LIMIT AND RETENTION shall be amended to read as follows:

ARTICLE V

AMOUNT OF LIMIT AND RETENTION:

No claim shall be made hereunder unless and until the Company, on a pooled basis where applicable, shall have first sustained an Ultimate Net Loss (as defined below) in excess of $120,000,000, regardless of the number of Policies under which such loss is payable or the number of interests insured. The Reinsurer shall then be liable for the amount of Ultimate Net Loss for the Company in excess of $120,000,000 per occurrence, but the sum recoverable from the Reinsurer shall not exceed $100,000,000 in respect of each such Loss Occurrence and in respect of all Loss Occurrences during the term of this Contract.

The applicability of coverage under this Contract is subject to at least two risks being involved in the same Loss Occurrence.

The provisions of this Contract shall remain otherwise unchanged.

IN WITNESS WHEREOF, the parties hereto by their authorized representative have executed this Endorsement No. 1 as of the date specified below:

Signed in Columbus, Ohio this 16th day of January, 2006.

STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

By	/s/ John R. Lowther
John R. Lowther
Title	Senior Vice President, Secretary and General Counsel

Signed in Columbus, Ohio this 16th day of January, 2006.

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

MILBANK INSURANCE COMPANY

STATE AUTO NATIONAL INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF WISCONSIN

FARMERS CASUALTY INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF OHIO

MERIDIAN SECURITY INSURANCE COMPANY

MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY

STATE AUTO FLORIDA INSURANCE COMPANY

By	/s/ John R. Lowther
John R. Lowther
Title	Senior Vice President and General Counsel